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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 27, 2006

                                  NOVELIS INC.
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             (Exact name of registrant as specified in its charter)

               Canada                  001-32312             98-0442987
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    (State or other jurisdiction      (Commission         (IRS Employer
        of incorporation)             File Number)      Identification No.)

       3399 Peachtree Road NE, Suite 1500, Atlanta, GA        30326
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          (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (404) 814-4200

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.

NOVELIS ANNOUNCES QUARTERLY DIVIDEND

            The Board of Directors of Novelis Inc. declared on April 27, 2006, a quarterly dividend of US$0.09 per common share, payable June 20, 2006, to shareholders of record at the close of business May 20, 2006. Refer to attached
Exhibit 99.1 for details.

NOVELIS ANNOUNCES NEW CHAIRMAN AND DELAYS ANNUAL MEETING

           Novelis Inc. announced on May 1 that it has postponed its record date and annual meeting, originally scheduled for May 1, 2006 and June 29, 2006, respectively. An application will be made to the Ontario Superior Court of Justice for an order extending the time for holding the meeting to a date not later than December 31, 2006.

           Novelis also announced that it has increased the maximum size of its board from 12 to 14 members and that its Board of Directors has appointed William T. Monahan as non-executive Chairman, succeeding J.E. (Ted) Newall, effective May 1, 2006. Refer to attached Exhibit 99.2 for details.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS

99.1   Press release of Novelis Inc., issued on April 27, 2006
99.2   Press release of Novelis Inc., issued on May 1, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    NOVELIS INC.

Date: May 2, 2006                                   By: /s/ David Kennedy
                                                        ------------------------
                                                        David Kennedy
                                                        Secretary

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                                INDEX TO EXHIBITS

Exhibit
Number    Description
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99.1      Press release of Novelis Inc., issued on April 27, 2006
99.2      Press release of Novelis Inc., issued on May 1, 2006